Subsequent Events	12 Months Ended
Mar. 31, 2020
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 21 – SUBSEQUENT EVENTS

Guarantee

On April 23, 2020, the Company signed a financial guarantee agreement with Jiangsu Changjiang Commercial Bank for Taizhou Jiutian Pharmaceutical Co. Ltd. in borrowing of $409,558 (equivalent of RMB 2,900,000) for one-year period. On May 18, 2020 the Company signed a financial guarantee agreement with Bank of Nanjing for Taizhou Jiutian Pharmaceutical Co. Ltd. in borrowing of $480,172 (equivalent of RMB 3,400,000) for a one-year period. The Company is obliged to pay on behalf the related party the principal, interest, penalty and other expenses if Taizhou Jiutian Pharmaceutical Co. Ltd. defaults in payment.

Other receivable from Huangshan Panjie Investment Management Co., Ltd.

In June 2020, the Company agreed with Huangshan Panjie Investment Management Co., Ltd., the General Partner and other limited partners to withdraw the installment of $3.5 million (RMB 25 million) made on June 14, 2019. The company received payment of $2.8 million (RMB 20 million) on June 30, 2020 and expects to receive the rest by the end of October 2020.

Issuance of shares for convertible notes principal and interest partial settlement

From April 1, 2020 to July 30, 2020, 25,469,183 ordinary shares were issued for convertible notes principal and interest partial settlement.

Loan receivable from RH Holdings Management (HK) Limited

The Company did not renew the loan $1.5 million made to RH Holdings Management (HK) Limited upon maturity date May 31, 2020 and expects to fully collect the loan by the end of October 2020.

COVID-19

The Company's operations are affected by the recent and ongoing outbreak of the coronavirus disease 2019 (COVID-19) which in March 2020, was declared a pandemic by the World Health Organization. The COVID-19 outbreak is causing lockdowns, travel restrictions, and closures of businesses. The Company's business has been negatively impacted by the COVID-19 coronavirus outbreak to certain extent.

From late January 2020 to the middle of March 2020, the Company had to temporarily suspend our manufacturing activities due to government restrictions. During the temporary business closure period, our employees had very limited access to our manufacturing facilities and the shipping companies were not available and as a result, the Company experienced difficulty delivering our products to the customers on a timely basis. In addition, due to the COVID-19 outbreak, some of the customers or suppliers may experience financial distress, delay or default on their payments, reduce the scale of their business, or suffer disruptions in their business due to the outbreak. Any increased difficulty in collecting accounts receivable, delayed raw materials supply, bankruptcy of small and medium businesses, or early termination of agreements due to deterioration in economic conditions could negatively impact our results of operations.

In light of the current circumstances and available information, the Company estimated that for the period from April to June 2020, the Company's revenues could be approximately 26% lower as compared to the same period of last year.

As of the date of this filing, the COVID-19 coronavirus outbreak in China appears to have slowed down and most provinces and cities have resumed business activities under the guidance and support of the government. However, there is still significant uncertainty regarding the possibility of a second wave of infections, and the breadth and duration of business disruptions related to COVID-19, which could continue to have material impact to the Company's operations.